# REFORMATION OF SHARE EXCHANGE AGREEMENT

This Reformation of Share Exchange Agreement (this ***"Agreement"***) is entered into as of August 8, 2024, effective as of March 14, 2024, by and among:

Resonate Blends, Inc., a Nevada corporation (***"KOAN"***);

Emergent Health Corp., a Wyoming corporation (***"EMGE"***);

The holders of Series A Preferred Stock, the Series C Convertible Non-Voting Preferred Stock and the Series F Preferred Stock of EMGE (collectively, the ***"EMGE Preferred Shareholders"***) executing this Agreement; and

EMGE and the EMGE Preferred Shareholders are referred to collectively as the ***"EMGE Parties"*** and each of the EMGE Parties is referred to as an ***"EMGE Party"***. Each of KOAN, EMGE and the EMGE Preferred Shareholders are a ***"Party"*** and are, together, the ***"Parties"***.

RECITALS

**WHEREAS,** KOAN, EMGE and the EMGE Preferred Shareholders are parties to that certain Share Exchange Agreement dated as of February 20, 2024 (as amended on March 4, 2024, and on March 18, 2024) (the ***"Exchange Agreement"***). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Exchange Agreement); and

**WHEREAS,** KOAN, EMGE and the EMGE Preferred Shareholders have independently determined that the structure of the Exchange Agreement resulted in the Parties' experiencing consequences that were unintended and that would not, in the long term, be beneficial to the Parties, and each of them, and that a reformation of the Exchange Agreement from a share-for-share structure to a share-for-asset structure would be beneficial to the Parties, and each of them; and

**WHEREAS,** the Board of Directors of KOAN has determined that KOAN's entering into this Agreement is in the best interests of KOAN and its shareholders; and

**WHEREAS,** the Board of Directors of EMGE has determined that EMGE's entering into this Agreement is in the best interests of EMGE and its shareholders writ large; and

**WHEREAS,** each EMGE Preferred Shareholder has determined that its entering into this Agreement is in its best interests.

**NOW, THEREFORE,** in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

**1. Definitions.** Unless otherwise stated, capitalized terms in this Agreement shall have the meanings ascribed to them in the Exchange Agreement.

**2. Reformation of Exchange Agreement.** Each of the Parties hereby agrees that the share-for-share structure of the Exchange Agreement be reformed to become a share-for-asset structure (the ***"Reformation"***). The effecting of the Reformation shall produce the following actions (the ***"Reformation Actions"***), each of which is specifically agreed to by the Parties:

**(a)** the issuances of shares of the KOAN Exchange Shares to the EMGE Preferred Shareholders shall be rescinded;

**(b)** the assignments of the EMGE Equity Interests by the EMGE Preferred Shareholders to KOAN shall be rescinded;

**(c)** KOAN shall issue the KOAN Exchange Shares to EMGE, in consideration of the assets of EMGE listed in Exhibit A attached hereto and made a part hereof (the ***"Acquired Assets"***); and

**(d)** EMGE shall deliver, or cause to be delivered, the Acquired Assets to KOAN in consideration of the KOAN Exchange Shares KOAN shall issue the KOAN Exchange Shares to EMGE, in consideration of the assets of EMGE listed in Exhibit A attached hereto and made a part hereof.

**3. Simultaneous Execution of Reformation Actions; Effective Time.** The Parties agree that each of the Reformation Actions shall be deemed to have occurred simultaneously and that the effective time of the Reformation Action shall be deemed to be the Closing Date of the Exchange Agreement (the ***"Effective Time"***).

**4. Additional Agreements.** KOAN agrees that is shall cooperate with EMGE in EMGE's distributing the KOAN Exchange Shares to its shareholders. In this regard, KOAN agrees that is shall, at the written request of EMGE, assist in the filing and pursuing to effectiveness with the SEC a Registration Statement of Form S-1 (the "Registration") relating to the distribution of the KOAN Exchange Shares to the shareholders of EMGE. EMGE agrees that the cost of the Registration shall be at the sole cost and expense of EMGE.

**5. Representations and Warranties.**

**(a) Of KOAN.** The representations and warranties of KOAN made in the Exchange Agreement are hereby reaffirmed by KOAN.

**(b) Of the EMGE Preferred Shareholders.** The representations and warranties of the EMGE Preferred Shareholders made in the Exchange Agreement are hereby reaffirmed by the EMGE Preferred Shareholders, and each of them.

**(c) Of EMGE.** The representations and warranties of EMGE made in the Exchange Agreement are hereby reaffirmed by EMGE and, in addition thereto, EMGE represents and warrants that, as of the Effective Time:

**(1) Title to the Acquired Assets.** EMGE will transfer the Acquired Assets to KOAN with good, marketable and insurable title, free and clear of all liens and other encumbrances.

**(2) Condition of Acquired Assets.** The Acquired Assets are in good condition, ordinary wear and tear and normal levels of obsolescence excepted. No person other than EMGE owns any of the Acquired Assets.

**(3) Third-Party Options.** There are no existing agreements, options, commitments or rights with, of or to any person other than KOAN to acquire any of the Acquired Assets.

**6. Costs and Expenses.** The Parties shall each bear their respective costs and expenses incurred in connection with their entering into this Agreement.

**7. Governing Law.** All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in any county of New York within the Southern or Eastern District of the United States District Court, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

**8. Headings.** Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

**9. Execution.** This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.

**[ SIGNATURE PAGE FOLLOWS ]**

[ SIGNATURE PAGE TO REFORMATION OF SHARE EXCHANGE AGREEMENT ]

**IN WITNESS WHEREOF,** the parties hereto have caused this Reformation to be executed by their respective officers thereunto duly authorized, as of the date first above written.

**KOAN:**

RESONATE BLENDS, INC.

By: Signed by: Jim Morrison ECE9D532AD12490...
Jim Morrison
Chief Executive Officer

**EMGE:**

EMERGENT HEALTH CORP.

By: DocuSigned by: 94EE43F6940143B...
James W. Zimbler
Chief Executive Officer

**EMGE PREFERRED SHAREHOLDERS:**

**Series A Preferred Stock: 66.67 Shares**

EOCINE MANAGEMENT ADVISORS, INC.

By: DocuSigned by: 94EE43F6940143B...
James W. Zimbler
President

**Series C Preferred Stock: 3,450,000 Shares**

ALWAYS HAD A VISION, LLC

By: Signed by: Jim Morrison ECE9D532AD12490...
Jim Morrison
Managing Member

**Series C Preferred Stock: 3,100,000 Shares**

EOCINE MANAGEMENT ADVISORS, INC.

By: DocuSigned by: 94EE43F6940143B...
James W. Zimbler
President

# EXHIBIT A

## Acquired Assets

The Acquired Assets are comprised of the following:

1. All of the capital stock of Evolutionary Biologics, Inc.

2. All of the capital stock of Apollo Biowellness, Inc.

3. All of the capital stock of Nanosthetic, Inc.

4, All of the capital stock of Nanogistics, Inc.